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Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
TYCO INTERNATIONAL LTD.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        The undersigned officers of Tyco International Ltd. (the "Company") hereby certify to their knowledge that the Company's annual report on Form 10-K for the period ended September 28, 2012 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ GEORGE R. OLIVER George R. Oliver Chief Executive Officer
/s/ ARUN NAYAR Arun Nayar Executive Vice President and Chief Financial Officer

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  Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 TYCO INTERNATIONAL LTD. CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002